                                                                 Exhibit 99.100

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                          PAGE 1

                         CENTRAL DISTRICT OF CALIFORNIA


IN RE:                                   DEBTOR IN POSSESSION INTERIM STATEMENT

      SUPERIOR NATIONAL INSURANCE GROUP                   STATEMENT NO. 7
                                                 FOR THE PERIOD FROM: 1-Oct-00
                                                                  TO: 31-Oct-00

                                 DEBTOR


                                                          --------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM                                 DIP Payroll             DIP WCMA/MLIF               Pre-Petition
                                                                    Account                  Account                 Payroll Account
                                                          --------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                                                                                CLOSED 5/12/00
                                                          --------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements             $5,667,298.23            $2,860,768.75                 $127,139.87

B.    Less:  Total Disbursements Per All Prior                   $5,429,853.97            $1,461,724.65                 $127,139.87
              Interim Statements
                                                          --------------------------------------------------------------------------
C.    Beginning Balance                                            $237,444.26            $1,399,044.10                       $0.00
                                                          --------------------------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                    $328,827.43                $8,079.44                       $0.00
                                                          --------------------------------------------------------------------------
E.     Balance Available                                           $566,271.69            $1,407,123.54                       $0.00
                                                          --------------------------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                    $285,631.42                $8,886.96                       $0.00
                                                          --------------------------------------------------------------------------
G.     Ending Balance                                              $280,640.27            $1,398,236.58                       $0.00
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM                            Pre-Petition              Pre-Petition                 Pre-Petition
                                                           Operating Account        Operating Account            Investment Account
                                                             Imperial Bank           Bank of Bermuda
                                                          --------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                      CLOSED 5/15/00            CLOSED 5/19/00               CLOSED 5/31/00
                                                          --------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements                 $84.46                    $45.84                       $12.16

B.    Less:  Total Disbursements Per All Prior                       $84.46                    $45.84                       $12.16
              Interim Statements
                                                          --------------------------------------------------------------------------
C.    Beginning Balance                                               $0.00                     $0.00                        $0.00
                                                          --------------------------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                       $0.00                     $0.00                        $0.00
                                                          --------------------------------------------------------------------------
E.     Balance Available                                              $0.00                     $0.00                        $0.00
                                                          --------------------------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                       $0.00                     $0.00                        $0.00
                                                          --------------------------------------------------------------------------
G.     Ending Balance                                                 $0.00                     $0.00                        $0.00
                                                          --------------------------------------------------------------------------

H.  ACCOUNT INFORMATION

      (1).   DIP Payroll Account

                  (a)      Depository Name and Location   Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104

                  (b)       Account Number                15818-20438

      (2).  DIP WCMA/MLIF Account

                  (a)      Depository Name and Location   Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
                  (b)       Account Number                77M07W63

      (3).  Pre-Petition Payroll Account

                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067

                  (b)       Account Number                14173-04996                      CLOSED 5/12/00

      (4).  Pre-Petition Operating Account

                  (a)      Depository Name and Location   Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
                  (b)       Account Number                17-061-275                       CLOSED 5/15/00
      (5).  Pre-Petition Operating  Account

                  (a)      Depository Name and Location   Bank of Bermuda, 6 Front Street, Hamilton HM 11, Bermuda
                  (b)       Account Number                1010-584560                      CLOSED 5/19/00

      (6).  Pre-Petition Investment  Account

                  (a)      Depository Name and Location   Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

                  (b)       Account Number                350776                           CLOSED 5/31/00

I.      Other Monies On Hand:  None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:   12/1/2000                         Signed:    /s/ ALEX CORBETT
-------------------------------            -------------------------------------

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                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                          PAGE 2

                                                CENTRAL DISTRICT OF CALIFORNIA

IN RE:                                  DEBTOR IN POSSESSION INTERIM STATEMENT

      SUPERIOR NATIONAL INSURANCE GROUP                   STATEMENT NO. 7
                                                 FOR THE PERIOD FROM: 1-Oct-00
                                                                  TO: 31-Oct-00

                                 DEBTOR

                                                        -------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM                             Pre-Petition         Pre-Petition Monarch          Pre-Petition
                                                              MLIF Account             Funds Account           Preemptive Rights
                                                                                                                Holding Account
                                                        -------------------------------------------------------------------------
                                                             CLOSED 6/6/00            CLOSED 6/6/00              CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
                                                        -------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements           $1,215,440.20                    $173.00                  $0.00

B.    Less:  Total Disbursements Per All Prior                 $1,215,439.74                    $173.00                  $0.00
              Interim Statements
                                                        -------------------------------------------------------------------------
C.    Beginning Balance                                                $0.46                      $0.00                  $0.00
                                                        -------------------------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                        $0.00                      $0.00                  $0.00
                                                        -------------------------------------------------------------------------
E.     Balance Available                                               $0.46                      $0.00                  $0.00
                                                        -------------------------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                        $0.00                      $0.00                  $0.00
                                                        -------------------------------------------------------------------------
G.     Ending Balance                                                  $0.46                      $0.00                  $0.00
                                                        -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM                        Pre-Petition      Pre-Petition         Pre-Petition       Pre-Petition
                                                      Operating Account    Equity Account    Concentration Acct    Accounts Payable
                                                             Chase                             Bank of America     Bank of America
                                                    -------------------------------------------------------------------------------
                                                        CLOSED 5/18/00     CLOSED 5/15/00     CLOSED 5/10/00        CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
                                                    -------------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements              $0.00             $0.00                $0.00             $0.00

B.    Less:  Total Disbursements Per All Prior                    $0.00             $0.00                $0.00             $0.00
              Interim Statements
                                                    -------------------------------------------------------------------------------
C.    Beginning Balance                                           $0.00             $0.00                $0.00             $0.00
                                                    -------------------------------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                   $0.00             $0.00                $0.00             $0.00
                                                    -------------------------------------------------------------------------------
E.     Balance Available                                          $0.00             $0.00                $0.00             $0.00
                                                    -------------------------------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                   $0.00             $0.00                $0.00             $0.00
                                                    -------------------------------------------------------------------------------
G.     Ending Balance                                             $0.00             $0.00                $0.00             $0.00
                                                    -------------------------------------------------------------------------------

H.  ACCOUNT INFORMATION

      (7).   Pre-Petition MLIF Account

                  (a)      Depository Name and Location   Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402

                  (b)       Account Number                77M07K15                  CLOSED 6/6/00

      (8).  Pre-Petition Monarch Funds Account

                  (a)      Depository Name and Location   Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112

                  (b)       Account Number                10-00054585-31-01         CLOSED 6/6/00

      (9).  Pre-Petition Preemptive Rights Holding Account

                  (a)      Depository Name and Location   Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112

                  (b)       Account Number                17-108-832                CLOSED 5/15/00

    (10).  Pre-Petition Operating Account

                  (a)      Depository Name and Location   Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor,
                           Brooklyn, NY  11245

                  (b)       Account Number                910-2-662864              CLOSED 5/18/00

    (11).  Pre-Petition Equity Account

                  (a)      Depository Name and Location   Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor,
                           Brooklyn, NY  11245

                  (b)       Account Number                910-2-662856              CLOSED 5/15/00

    (12).  Pre-Petition Concentration Account

                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067

                  (b)       Account Number                14173-04939               CLOSED 5/10/00

    (13).  Pre-Petition Accounts Payable Account

                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067

                  (b)       Account Number                77650-01167               CLOSED 5/15/00